INCOME TAX STATUS	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Tax Status [Line Items]
INCOME TAX STATUS	INCOME TAX STATUS
The Plan has not obtained a determination letter from the Internal Revenue Service (the “IRS”) stating that the Plan was in compliance with the applicable sections of the Internal Revenue Code (“IRC”). The Plan is relying on the IRS approval of the pre-approved plan that it is utilizing. The IRS has determined and informed the trustee by a letter dated June 30, 2020, that the pre-approved plan document was designed in accordance with applicable sections of the IRC. The plan administrator believes that the Plan is currently designed and being operated in compliance with the applicable requirements of the IRC. Therefore, the plan administrator believes that the Plan was qualified and the related trust was tax-exempt as of the financial statement date.
GAAP requires plan management to evaluate tax positions taken by the Plan and recognize a tax liability (or asset) if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the applicable taxing authorities. The plan administrator has analyzed the tax positions taken by the Plan and has concluded that as of December 31, 2025, there are no uncertain positions taken or expected to be taken that would require recognition of a liability or disclosure in the financial statements. The Plan is subject to routine audits by taxing jurisdictions.
Management had identified certain operational errors associated with its administration of the Plan, and have corrected the errors as prescribed by the IRS. Management filed an application with the IRS under the Voluntary Compliance Program ("VCP") associated with these operational errors. The correction of these matters were not material to the Plan. See Note 10.